UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 21, 2005

TAIWAN GREATER CHINA FUND
(Exact name of registrant as specified in charter)

Massachusetts	811-05617	52-6400931
(State or other jurisdiction of incorporation)	Commission file number	IRS Employer identification number

BANK TOWER, ROOM 1001
205 DUNHUA NORTH ROAD
TAIPEI, TAIWAN, R.O.C.
(Address of principal executive offices)

Registrant's telephone number, including area code: (800) 343-9567

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 21, 2005, the Board of Trustees of the Taiwan Greater China Fund (“Trust”) unanimously voted to amend the Trust’s Amended and Restated By-Laws to provide that if the Taiwan Stock Exchange is not open on any business day, the net asset value of the Trust will be calculated as of the opening of the New York Stock Exchange on such date.

A copy of the Trust’s Amended and Restated By-Laws is attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

The following is filed as an exhibit to this Current Report on Form 8-K.

3.1 Amended and Restated By-Laws of the Taiwan Greater China Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAIWAN GREATER CHINA FUND

Date: June 28, 2005   By: /s/ Cheryl Chang

         Name: Cheryl Chang
                                                    Title: Secretary